MERRILL LYNCH TECHNOLOGY FUND, INC

    Supplement Dated September 2, 1999 to the Prospectus Dated July 26, 1999

         At the special meeting of the stockholders of Merrill Lynch Technology Fund, Inc. (the "Fund"), adjourned to and held on September 1, 1999, the stockholders approved the Amended Agreement and Plan of Reorganization pursuant to which the Fund will transfer substantially all of its assets and substantially all of its liabilities to Merrill Lynch Global Technology Fund, Inc. ("Global Technology"), solely in exchange for newly-issued shares of Global Technology.


         It is anticipated that the transaction will close on September 20, 1999 and thereafter the Fund will deregister as an investment company under the Investment Company Act of 1940 and dissolve under Maryland law. On that date, Fund stockholders will receive shares of Global Technology having the same letter designation (i.e. Class A, Class B, Class C or Class D) and the same distribution fees, account maintenance fees, and sales charges (including contingent deferred sales charges), if any, as the Fund shares held by them at the close of business on September 17, 1999.

Code #16089-07-99ALL